Exhibit 10.20

LEASE AMENDMENT AGREEMENT NO 3 dated effective September 1, 2023

(the “Amendment”)

BETWEEN:

NEOMED INSTITUTE, duly incorporated under Canada Not-for-profit Corporations Act, having received its certificate of incorporation on November 16, 2012, with its head office at 7171, Frederick-Banting, City of Montreal, judicial district of Montreal, Province of Quebec, H4S 1Z9, herein acting and represented by Matthew Carlyle, COO & CFO, NEOMED Institute, duly authorized for the purposes hereof.

Hereinafter referred to as the “LESSOR”

AND:

ENGENE INC., a legal person duly incorporated under the Canada Business Corporations Act, with its head office at 7171, Frederick-Banting, City of Montreal, judicial district of Montreal, Province of Quebec, H4S 1Z9, herein acting and represented by Anthony Cheung, Chief Technology Officer, duly authorized for the purposes hereof;

Hereinafter referred to as the “LESSEE”

Hereinafter collectively referred to as the “PARTIES”

WHEREAS the Lessor and the Lessee entered into the certain Lease Agreement dated November 1st, 2021 (the “Lease”);

WHEREAS the Lessor and the Lessee modified the Lease with an Amendment dated November 1st, 2022 (the “Amendment #1”);

WHEREAS the Parties modified the Lease with an Amendment dated April 1st, 2023 (the “Amendment #2”), addressing removal of room #1310.

WHEREAS the Parties wish to modify the Lease with this Amendment (the “Amendment #3”), addressing the extension of the term.

NOW, THEREFORE in consideration of the foregoing and the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follow:

The Lease is hereby amended as follows:

1. Term

Section 2 of Schedule A of the Lease under Term is hereby deleted and replaced by the following:

“The initial term of this Lease for rooms # 1219, 1220, 1229, 1230, 1231, 1232, 1233, 1234, 1235, 1302, 2257, 2258, 2261/ 2261A, 3109, 3114, 3115, 3116, 3226, 3226A, 3228, 3229, 3232, 3233, 3234, 3235, 3236, 3243, 3266, 3267, 3268, & 3269 is for a period of twenty-three (23) months. As such, this Lease commences on November 1st, 2021 and terminates on September 30th, 2023, subject to early termination, extension or renewal in accordance with the provisions of this Lease. ”

“The initial term of this Lease for rooms #3202, 3203, 3204, 3205, 3206 & 3225 is for a period of twenty-two (22) months and fifteen (15) days. As such, this Lease commences on November 1st, 2021 and terminates on September 15th, 2023, subject to early termination, extension or renewal in accordance with the provisions of this Lease. ”

Other than as expressly provided above, the Lease remains unaffected by this Amendment and continues to be in full force and effect.

Governing law and jurisdiction for this Amendment are in accordance with Section 9.2 of the Lease.

The parties have requested that this Amendment be exclusively prepared in English. Les parties ont requis que cette entente soit exclusivement rédigée en anglais.

This Amendment may be executed electronically, and/or in counterparts and such counterparts will for all purposes constitute one agreement binding the parties. The Lessor and the Lessee acknowledge and agree that this Amendment may be communicated by email with PDF attachments or signature pages, which will be equally binding and duly accepted as an original agreement.

[Signature page follows.]

IN WITNESS WHEREOF THE PARTIES HAVE SIGNED THIS AMENDMENT EFFECTIVE AS OF THE EFFECTIVE DATE ABOVE AND BINDING ON THE PARTIES.

LESSOR:	NEOMED INSTITUTE
7171, Frederick-Banting
Montreal (Quebec)
H4S 1Z9

/s/ Matthew Carlyle
Matthew Carlyle, COO & CFO

LESSEE:	ENGENE INC.
7171, Frederick-Banting
Montreal (Quebec)
H4S 1Z9

/s/ Anthony Cheung
Anthony Cheung, CTO